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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-44548) of UTStarcom, Inc. of our report dated January 24, 2001 relating to the financial statements, which appears in this Form 10-K. We also consent to the incorporation by reference of our report dated January 24, 2001 relating to the financial statement schedules, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

San Francisco, CA
February 28, 2001